PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2018
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

NOTE 5—PROPERTY, PLANT AND EQUIPMENT

The Company’s property, plant and equipment balances, by significant asset category, were as follows:

	Estimated	December 31,
($ in thousands)	Useful Lives	2018	2017
Buildings and improvements	5 - 39 years	$474	$582
Machinery and equipment	3 - 12 years	4,078	3,969
Furniture and fixtures	2 - 10 years	8,668	9,236
Construction-in-progress	—	259	442
		13,479	14,229
Less accumulated depreciation		(13,144)	(12,517)
Property, plant and equipment, net		$335	$1,712

Construction‑in‑progress primarily included building improvements and machinery and equipment as of December 31, 2018 and 2017. Depreciation expense was $0.9 million and $1.7 million for the years ended December 31, 2018 and 2017, respectively. No impairment charges on property, plant and equipment were recognized for the years ended December 31, 2018 and 2017.